Unit-based Compensation	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
UNIT-BASED COMPENSATION

12.	UNIT-BASED COMPENSATION
Our general partner maintains the Valero Energy Partners LP 2013 Incentive Compensation Plan (2013 ICP) under which various unit and unit-based awards may be granted to employees and non-employee directors. Awards under the 2013 ICP may include, but are not limited to, options to purchase common units, performance awards that vest upon the achievement of an objective performance goal, unit appreciation rights, and restricted units that vest over a period determined by the plan. The 2013 ICP was approved by the board of directors and the sole member of our general partner on November 26, 2013. In September 2015, the board of directors approved an increase to the annual cash and unit-based compensation received by certain of our independent directors. As of December 31, 2015, 2,990,349 common units were available to be awarded under the 2013 ICP.
Restricted Units
Restricted units vest in accordance with individual written agreements between the participants and us, at which time, each participant will be entitled to receive an equal number of unrestricted common units of the Partnership. The DERs entitle the participant to a cash payment equal to the cash distribution per unit paid on our outstanding common units and is paid to the participant in cash as of each record payment date during the period the restricted units are outstanding.
On January 20, 2014, a grant of 1,736 restricted units was made to each of our three independent directors, for a total of 5,208 restricted units, in tandem with an equal number of DERs. These restricted units are scheduled to vest on January 20, 2017.
On January 8, 2015, a grant of 1,481 restricted units was made to each of our three independent directors for a total of 4,443 restricted units, in tandem with an equal number of DERs. These restricted units are scheduled to vest annually in equal one-third increments on each anniversary of the restricted units’ grant date.
A summary of the status of our restricted units is presented in the table below:

	Number of Units	Weighted- Average Grant-Date Fair Value Per Unit
Nonvested units as of January 1, 2015	5,208	$34.575
Granted	4,443	40.535
Nonvested units as of December 31, 2015	9,651	37.319

Compensation expense associated with these restricted units was $173,000 and $68,000 for the years ended December 31, 2015 and 2014, respectively. As of December 31, 2015, there was $256,000 of unrecognized compensation cost related to outstanding unvested restricted units that is expected to be recognized over a weighted-average period of approximately two years.
On January 14, 2016, a grant of 1,986 restricted units was made under the 2013 ICP to each of our three independent directors for a total of 5,958 restricted units, in tandem with an equal number of DERs. The weighted-average grant-date fair value was $45.34 per unit. These restricted units will vest annually in equal one-third increments on each anniversary of the restricted units’ grant date.